SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                              Synergx Systems Inc.
                            (f/k/a Firetector Inc.)
                               (File No. 0-17580)
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(1)
         and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              Synergx Systems Inc.
                              209 Lafayette Drive
                            Syosset, New York 11791

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of the Stockholders of Synergx Systems Inc., a Delaware corporation ("Synergx" or the "Company") to be held at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York 10012, on March 26, 2003 at 11:00 a.m.

         At the meeting you will be asked to consider and vote upon (a) the election of seven (7) Directors to Synergx's Board of Directors; (b) the acquisition of 25% of the equity of Avante Technology Partners, a Canadian partnership ("Tech") being organized to develop and market state-of-the-art wireless technology (c) the acquisition of 25% of the Class B Participating Units of Re:Port Business Solutions ("Re:Port") ; (d) the appointment of Marcum & Kliegman LLP as Synergx's Auditors for the fiscal year ending September 30, 2003; and (e) any other business that properly comes before the meeting or any adjournments or postponements thereof.

         Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.


                                                     Sincerely yours,




                                                     Joseph Vitale,
                                                     President and Chief
                                                     Operating Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on March 26, 2003


To the Stockholders of
  Synergx Systems Inc.

         Notice is hereby given that the Annual Meeting of Stockholders of Synergx Systems Inc., a Delaware corporation ("Synergx" or the "Company") will be held at 11:00 a.m., local time, on March 26, 2003 at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York, for the following purposes:

         (1) To consider and vote upon the election of the Board of Directors consisting of seven (7) persons to serve until the next annual meeting of the stockholders;

         (2) To consider and vote upon the investment in 25% of the equity of Avante Technology Partners, a Canadian partnership ("Tech") being organized to develop and market state-of-the-art wireless technology, from Nafund Inc.("Nafund") in exchange for (i) 225,000 shares of Common Stock; (ii) warrants to purchase 25,000 shares of Common Stock at $2.00 per share for 24 months and
(iii) agreeing to provide secured loans up to Cdn$300,000 to Tech against the satisfaction of certain development milestones.

         (3) To consider and vote upon the investment in 25% of the Class B Participating Units of Re:Port Business Solutions ("Re:Port") from Nafund in exchange for (i) 175,000 shares of Common Stock and (ii) warrants to purchase 25,000 shares of Common Stock at $2.00 per share for 24 months.

         (4) To consider and vote upon a proposal to ratify the selection of Marcum & Kliegman LLP as Synergx's independent auditors for the fiscal year ending September 30, 2003;

         (5) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only record holders of Common Stock at the close of business on February 27, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

         To ensure that your vote will be counted, please complete, sign, date and return the Proxy in the enclosed prepaid envelope whether or not you plan to attend the Annual Meeting. You may revoke your proxy by notifying the secretary of the company in writing at any time before it has been voted at the Annual Meeting.


                                            By Order of the Board of Directors




                                            John A. Poserina
                                            Secretary, Synergx Systems Inc.
February 28, 2003
Syosset, New York


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING.

                              SYNERGX SYSTEMS INC.


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 26, 2003


     THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SYNERGX SYSTEMS Inc.

     If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for the Board of Director's slate of directors and for the other matters listed on the proxy as recommended by the Board of Directors unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to the Secretary of Synergx Systems Inc. at the address below or by voting by ballot at the Annual Meeting.

         The Company's principal executive offices are located at 209 Lafayette Drive, Syosset, New York 11791. This proxy statement and the accompanying proxy are being sent to stockholders on or about February 28, 2003. ANY PROXY MAY BE REVOKED IN PERSON AT THE ANNUAL MEETING, BY SUBMITTING A PROXY DATED LATER THAN THE PROXY TO BE REVOKED OR BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING AT ANY TIME PRIOR TO THE TIME THE PROXY IS VOTED.

                                VOTING SECURITIES

         The Board has fixed the close of business on February 27, 2003 as the record date (the "Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 1,874,425 shares of Common Stock. The Common Stock is entitled to vote on the election of members of the Board of Directors, ratification of the appointment of independent auditors and other business as may properly come before the meeting or any adjournment thereof. In addition, the Board is seeking the approval of a majority its stockholders to approve the equity investment in (a) Avante Technology Partners ("Tech") and (b) Re:Port Business Solutions. The holders of a majority of the Common Stock constitute a quorum for those portions of the Annual Meeting where action is required of holders of Common Stock.

                         ACTION TO BE TAKEN UNDER PROXY

         All proxies for holders of Common Stock in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournments thereof in accordance with any specifications thereon or, if no specifications are made, will be voted for the election of the seven nominees described herein, for the investment in Avante Technology Partners, for the investment in Re:Port Business Solutions and for ratification of the appointment of independent auditors.

SUMMARY TERM SHEETS

Avante Technology Partners:


Equity                             25% equity interest
--------------------------------------------------------------------------------
Technology                         1. Exclusive for North America, transit
                                       applications
License                            2. Exclusive NY, NJ and CT for
                                       all applications
--------------------------------------------------------------------------------
                                  225,000 shares of Common Stock
Consideration                     25,000 warrants exercisable for 24 months at
                                   $2.00 per share
--------------------------------------------------------------------------------
Development Loan (secured)        up to Cdn$300,000 against development
                                   milestones
--------------------------------------------------------------------------------


Re:Port Business Solutions:

Investment                        25% Class B Participating Units
--------------------------------------------------------------------------------
                                  175,000 shares of Common Stock
Consideration                     25,000 warrants exercisable for 24 months at
                                    $2.00 per share
--------------------------------------------------------------------------------

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Seven (7) directors will be elected to hold office duly until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. In the event that any nominee should become unavailable, shares will be voted for a substitute nominee unless the number of directors constituting a full board is reduced. Directors are elected by plurality vote.

     There were three meetings of the Board of Directors of the Company during the fiscal year ended September 30, 2002 (actions were taken by unanimous consent). All directors attended 75% or more meetings of the Board of Directors. Directors are not compensated for their service.

                                    NOMINEES

     The name, age and position with the Company of each nominee for director of the Company is listed below, followed by summaries of the background and principal occupations.

                                                             DATE SERVICE
    NAME            AGE             OFFICE                   COMMENCED

Daniel S. Tamkin     43             Chairman, Chief         October 1990
                                    Executive Officer,
                                    General Counsel,
                                    Director, and
                                    Audit Committee

Joseph Vitale        56             President, Chief        May 1994
                                    Operating Officer
                                    and Director

John A. Poserina     62             Treasurer, Vice         January 1997
                                    President, Chief
                                    Financial Officer,
                                    Secretary and
                                    Director

Dennis P. McConnell  49             Director and            January 1997
                                    Audit Committee

Henry Schnurbach     51             Director and            October 1988
                                    Audit Committee

J. Ian Dalrymple     51             Director                May 2002

Mark I. Litwin       40             Director                May 2002


Information Concerning Current Directors and Nominees for Director

     Mr. Tamkin has a J.D. degree from New York University School of Law and an A.B. degree from Columbia University. Mr. Tamkin has been Chief Executive Officer since March 15, 1996, prior to which Mr. Tamkin was Vice President and General Counsel of the Company from October 1990. Also since October 1990, Mr. Tamkin has been Executive Vice President of Forum Financial Corporation, a Toronto based merchant banking organization. Since November 1998, Mr. Tamkin has been a Director and Chief Operating Officer of Ntex Incorporated, a manufacturer of textile products. Mr. Tamkin is presently Counsel to Dolgenos Newman & Cronin LLP, counsel to the Company.

     Mr. Vitale has been President of the Company since March 15, 1996. Mr. Vitale has been active in the fire/communications industry with Casey Systems Inc. since 1982. Mr. Vitale has been President of Casey since 1993 and has held the positions of Director of Engineering, Vice President - Engineering and Executive Vice President. Mr. Vitale holds a Bachelor of Science degree in Engineering from C.W. Post College and a Master of Science degree in Electrical Engineering from New York University.

     Mr. Poserina joined the Company as Treasurer, Vice President, Chief Financial Officer and Director as of January 1, 1997. From December 1995 until he joined the Company, Mr. Poserina was an independent financial consultant. Also, from July 1996 to September 1996, Mr. Poserina was Chief Financial Officer of Happiness Express Inc. Mr. Poserina was Chief Financial Officer of Dorne and Margolin Inc. from November 1994 to December 1995. Prior to that, Mr. Poserina spent 15 years as Vice President, Treasurer and Chief Financial Officer of Chryon Corporation, which was a NYSE listed company registered under the Securities Exchange Act of 1934 (the "Exchange Act"). Mr. Poserina holds a Bachelor of Science degree in accounting from the University of Rhode Island and is a Certified Public Accountant.

     Mr. McConnell is a partner in the firm of Dolgenos Newman & Cronin LLP, counsel to the Company. Prior to being associated with Dolgenos Newman & Cronin LLP, he was associated with Varet & Fink P.C. from 1989 to March 1993. Mr. McConnell holds a J.D. degree from New York Law School.

     Mr. Schnurbach has a Bachelor of Commerce degree from Sir George Williams University and is a Certified Management Accountant in Ontario. Since October 1991, Mr. Schnurbach has been Chief Executive Officer of Cantar/Polyair Corporation ("CPC"). Since February 1996, Mr. Schnurbach has also served as President of Polyair Inter Pack Inc., an Ontario corporation registered under the Exchange Act and traded on the Toronto and American Stock Exchanges, and the holding company of CPC.

     Mr. Dalrymple has a Bachelor of Commerce degree and a Masters of Arts in Economics from the University of Toronto. Since 1990, Mr. Dalrymple has been a director of Nigel Stephens Counsel Inc., an Ontario corporation, which provides investment and portfolio management services; NSC Holdings Inc., an Ontario corporation which provides investment research and client administrative services; and Fordal Holdings Inc., an Ontario corporation which provides trading, settlement and related services to portfolio management firms. Mr. Dalrymple is also a director of Cornerstone 52 Foundation, a charitable foundation with focus on children's charities. In addition, Mr. Dalrymple has been, since 1993, a director of Nafund Inc., an Ontario investment corporation and, since 1996, a director of Nafund Administrators Inc., an Ontario corporation originating merchant banking investments and advisory services.

     Mr. Litwin has a B.A. and an M.B.A. from York University in Toronto, Canada. Since 1990, Mr. Litwin has been the President, Chief Executive Officer and a director of Mirtronics Inc. an Ontario corporation which is registered under the Exchange Act. Mirtronics is the largest stockholder of Synergx.

     There are no family relationships between any Director or Executive Officer of Synergx and any other Director or Executive Officer of Synergx.

     Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and hold office at the will of the Board. There is no nominating or compensation committee of the Board of Directors nor is there any committee performing similar functions. Messrs. Tamkin, Schnurbach and McConnell comprise the audit committee of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Registrant is not aware of any Section 16(a) filing deficiencies. In making these statements, the Company has relied on the written representations of its directors and officers and copies of the reports that they and 10% holders have filed with the Commission.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's outstanding Common Stock at February 10, 2003 of (i) each beneficial owner of more than five percent of the Common Stock, (ii) each of the Company's Directors, and (iii) all Officers and Directors of the Company as a group.




         Common Stock Beneficially Owned At February 10, 2003

                                     Number of Shares     Percent of Shares
                                     --------------------------------------
Mirtronics Inc.(1)                          896,311              41.0%
Investors Money Management(10)              340,000              16.6%
Genterra Capital Corporation(7)             152,167               8.1%
Daniel S. Tamkin (2)                        127,733               6.8%
Joseph Vitale (3, 4)                         17,125                nil
Henry Schnurbach (4)                          5,167                nil
John A. Poserina (3, 5)                      17,167                nil
Dennis P. McConnell (4, 6)                    4,167                nil
Mark Litwin (8)                           1,048,478              48.0%
J. Ian Dalrymple (9)                              0                nil
All Executive Officers and
Directors as a Group (7 Persons)          1,219,837              54.7%
- ----------

     (1) Includes 310,000 shares of Common Stock issuable upon exercise of warrants which are convertible into shares of Common Stock. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS". Address is 106 Avenue Road, Toronto, Ontario.

     (2) Includes 10,833 shares of Common Stock issuable upon exercise of options granted by the Company. Address is 96 Spring Street, New York, NY.

     (3) Address is 209 Lafayette Drive, Syosset, NY 11791.

     (4) Issuable upon exercise of options granted by the Company.

     (5) Includes 9,667 shares of Common Stock issuable upon exercise of options granted by the Company.

     (6) Address is 96 Spring Street, New York, NY.

     (7) Address is 106 Avenue Road, Toronto, Ontario.

     (8) By virtue of his position as an officer and/or director of such entities, Mr. Litwin may be considered the beneficial owner of shares owned by Mirtronics Inc. and Genterra Capital Corporation. Mr. Litwin expressly disclaims such beneficial ownership. Address is 106 Avenue Road, Toronto, Ontario.

     (9) Address is 1200 Sheppard Avenue East, Willowdale, Ontario.

     (10) Includes 170,000 shares of Common Stock issuable upon exercise of warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1985, Casey Systems Inc, a wholly owned subsidiary of the Company, entered into a royalty agreement with Joseph Vitale, prior to his becoming the President and Chief Operating Officer of the Company. The agreement pays Mr. Vitale a royalty on certain systems marketed and serviced by Casey. In fiscal year ended September 30, 2002, Casey paid $75,852 pursuant to the terms of the agreement.


     Management believes the foregoing transaction was entered into on terms at least as favorable as could be obtained from unrelated parties negotiating at arms-length.

                                   MANAGEMENT

         The following table sets forth certain information with respect to the Executive Officers of the Company:

                                                                   DATE SERVICE
    NAME                      AGE             OFFICE                  COMMENCED

Daniel S. Tamkin              43          Chairman, Chief         October 1990
                                          Executive Officer,
                                          General Counsel,
                                          Director, and
                                          Audit Committee

Joseph Vitale                 56          President, Chief        May 1994
                                          Operating Officer
                                          and Director

John A. Poserina              62          Treasurer, Vice         January 1997
                                          President, Chief
                                          Financial Officer,
                                          Secretary and
                                          Director

     Mr. Tamkin's biographical information is included under "Information Concerning Current Directors and Nominees for Directors" in this Proxy Statement.

     Mr. Vitale's biographical information is included under "Information Concerning Current Directors and Nominees for Directors" in this Proxy Statement.

     Mr. Poserina's biographical information is included under "Information Concerning Current Directors and Nominees for Directors" in this Proxy Statement.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation paid or accrued by the Company for services rendered to it for each of the three fiscal years ended September 30, 2002, as to Daniel S. Tamkin, the Company's present Chief Executive Officer, Joseph Vitale, the Company's President and Chief Operating Officer, and John A. Poserina, the Company's Chief Financial Officer and Secretary; none of the Company's other Executive Officers had aggregate remuneration in excess of $100,000.


                       SUMMARY COMPENSATION TABLE


                                                                LONG
                    ANNUAL COMPENSATION                 TERM COMPENSATION
                                                                       All Other
Year      Salary ($)       Bonus($)     Other($)      Option/SAR    Compensation
- ------------------------------------------------------------------------------
Daniel S. Tamkin
2002      $97,000                       $5,600                        --
2001       87,000         $20,000        5,600           (1)          --
2000       74,000          20,000        5,600                        --

Joseph Vitale
2002     $140,000                       $6,000                        --
2001      130,000         $30,000        6,000           (2)          --
2000      113,000          30,000        6,000                        --

John A. Poserina
2002     $151,000                       $5,600                        --
2001      141,000         $30,000        5,600                        --
2000      124,000          30,000        5,600                        --
- ------
(1) Options to purchase 4,167 shares of Common Stock, at a price of $1.03 per share were issued to Mr. Tamkin in December, 2000.

(2) Options to purchase 7,959 shares of Common Stock, at a price of $1.03 per share were issued to Mr. Vitale in December, 2000.
- -----------

     The following table details, as of September 30, 2002, the value of unexercised in-the-money options held by Daniel S. Tamkin, Joseph Vitale and John A. Poserina:


                       Number of Securities             Value of Unexercised
                    Underlying  Unexercised Options     In-The-Money Options (1)
                    Exercisable  Unexercisable       Exercisable   Unexercisable
                    ----------   ------------        -----------   -------------
Daniels S. Tamkin      8,833         2,000             $  792         $  250
Joseph Vitale         14,367         2,758              3,001            417
John A. Poserina       7,667         2,000              1,542            250


- - - ------
(1) Net value, calculated as the difference between the exercise price and the market price reported for September 30, 2002.

     In December 1995, the Board of Directors voted to institute a 401(k) plan for nonunion employees to be effective January 1, 1996. The plan includes a profit sharing provision at the discretion of the Board of Directors. No profit sharing contributions were authorized in 2002. In 2001, the Board of Directors approved a payment totaling $44,000 for participants of the non-union and union 401(k) plans.

     Directors do not receive any compensation for their service. Out-of-pocket expenses for travel, meals and miscellaneous expenses incurred in the course of the Director's activities on behalf of the Company are reimbursed at cost.

     On April 30, 1997, the Company and its shareholders adopted a nonqualified stock option plan ("1997 Plan"), which was to expire September 30, 2002 and extended to December 31, 2005; see below, except as to options then outstanding under the 1997 Plan. Under the 1997 Plan, the Board of Directors may grant options to eligible employees at exercise prices not less than 100% of the fair market value of the common shares at the time the option is granted. The number of shares of Common Stock that may be issued shall not exceed an aggregate of up to 10% of its issued and outstanding shares from time to time. Options vest at a rate of 20% per year commencing one year after date of grant. Issuances under the 1997 Plan are to be reduced by options outstanding under a 1990 nonqualified stock option plan (replaced by the 1997 Plan). Effective September 30, 1998, all outstanding employee stock options were reset to an exercise price of $1.00 per share.

     On September 30, 2002, options on 24,083 of Common Stock were extended to December 31, 2005 and the option exercise price remained $1.00 per share.

     On December 29, 2000, options on 43,375 shares of Common Stock were extended for five more years and the option price was reset from $1.00 to $1.03 per share.

     The Company currently has issued and outstanding options to purchase 101,791 shares of its Common Stock, at various exercise prices ranging between $1.00 and $1.125 per share, to certain of its officers, Directors and employees. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."


AUDIT COMMITTEE

     The Corporation has established a three-member audit committee within the Board of Directors which currently consists of Messrs. Daniel S. Tamkin, Dennis
P. McConnell and Henry Schnurbach.

     The Board of Directors has determined that each of Messrs. McConnell and Schnurbach is an "independent director," as such term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     The audit committee has reviewed and discussed the Corporation's audited financial statements with management.

     The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61), "Communication with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees," as amended, and has discussed with the independent accountant the independent accountant's independence.

     The Board has considered whether the provision of non-audit services is compatible with maintaining the external accountant's independence. After discussing this matter among themselves, with management, and with the independent auditors, the Board believes that the provision of the specified non-audit services is compatible with maintaining the external auditor's independence.

     Based on the review and discussions referred to above, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the last fiscal year.

     The following table summarizes fees for professional services rendered by the principal accountant for the most recent fiscal year:

Audit Fees..................................................    $53,500
Financial Information System Design and Implementation
  Fees......................................................          0
All Other Fees..............................................     30,900


                                PROPOSAL NUMBER 2

          INVESTMENT IN 25% OF THE EQUITY OF AVANTE TECHNOLOGY PARTNERS

   The affirmative vote of the holders of a majority of the Shares as of the record date is required for the approval of the investment in 25% of the equity of Avante Technology Partners. Abstentions and broker non-votes will have the same effect as a vote against the proposal.


THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION THEREOF.

SUMMARY TERM SHEET



Equity                             25% equity interest
--------------------------------------------------------------------------------
Technology                         1. Exclusive for North America, transit
                                       applications
License                            2. Exclusive NY, NJ and CT for
                                       all applications
--------------------------------------------------------------------------------
                                  225,000 shares of Common Stock
Consideration                     25,000 warrants exercisable for 24 months at
                                   $2.00 per share
--------------------------------------------------------------------------------
Development Loan (secured)        up to Cdn$300,000 against development
                                   milestones
--------------------------------------------------------------------------------


Terms of the Transaction

Since 1996, Avante Security Inc. ("Avante"), a Toronto corporation, has designed, developed and installed boutique security systems and devices in Canada. Utilizing the wireless technology of the very popular BlackBerry(TM) wireless handheld system, developed by Research In Motion, Inc, (RIM), Avante has developed its Secure 7-24(the "Secure 7-24"). The Secure 7-24 uses wireless technology to transmit alarm information from a secured site to the Avante Command Centre and either a client's RIM handheld device or cellular phone. In turn, the RIM pager will automatically email up to five different email addresses informing the alarm details instantly. Applications are seen to range from transit, security response vehicles, corporate facilities management, manufacturing, distribution, secured neighborhoods and resident owners. Avante will organize Avante Technology Partners, a Canadian partnership ("Tech") to exploit the Secure 7-24 technology solution.

Nafund Inc., a Toronto based private equity fund ("Nafund") has entered into an agreement with Avante to jointly capitalize Tech and receive 50% of its equity. Nafund, or its assigns, will provide up to Cdn$800,000 in a combination of debt and equity.

Synergx and Nafund in turn have agreed that Nafund will sell to Synergx 25% of Tech's equity in exchange for (a) 225,000 shares of Common Stock; (ii) warrants to purchase 25,000 shares of Common Stock at $2.00 per share for 24 months and
(iii) agreeing to provide secured loans up to Cdn$300,000 to Tech, against Tech satisfying certain development milestones and pari passu with equity and/or debt contributions by Nafund. Nafund will contribute Cdn$400,000 of equity and provide up to Cdn$100,000 secured loans to Tech and retain 25% of Tech's equity, with the balance to be held by Avante.

Synergx will also secure licenses for Tech's proprietary wireless technology for
(i) North America for transit applications (with three year exclusivity subject to certain minimum thresholds) and (ii) the Tri-State area (New York, New Jersey, and Connecticut) with exclusivity for any application development funded by Synergx. Pursuant to these licenses, Tech would, if requested by Synergx, develop enhancements to the Secure 7-24 to apply to Synergx's markets and/or integrate with Synergx's products. Tech has agreed to costs not to exceed specified amounts for specified work and a fixed cost for boards and air (transmission) time.

The reason this transaction is being presented for the approval of Stockholders is because two Directors of Synergx, Messrs. Litwin and Dalrymple, are Directors of Nafund. Moreover, Mr. Litwin is the president of Nafund and Mr. Dalrymple is on its investment advisory board (but hold no ownership interest in Nafund). Messrs. Litwin and Dalrymple recused themselves from the vote by the Board of Directors.

The source of the funds to be provided by Synergx (when, as and if required as per above) will be the proceeds of the equity private placement closed by Synergx on September 30, 2002 and not operating cash flow.

Synergx feels the investment in Tech will give it exposure to and participation in the entire North American security and communication market (a hedge against our concentration in New York) including markets that will not be marketed or serviced by Synergx {e.g. residential and small commercial}. In addition, the transaction gives Synergx a significant time and cost advantage against competitors in introducing wireless technology to its various products and systems applied to transit, life safety, security and audio-visual. Finally, the investment in Tech will link Synergx with a quality R&D group who can be contracted to develop and enhance products for Synergx (in Canadian dollars) without Synergx having to add to its own overhead.

Synergx may hold its interest in Tech in one or more Canadian or US subsidiaries or a Canadian partnership organized with Nafund.

Tech is a new entity to be organized with all the commensurate risks. There are no historical financial statements for Tech or any predecessor business. There can be no assurance that Tech and/or Synergx's investment in Tech will be successful or retain or enhance value.

A total of 225,000 shares of Common Stock and warrants to purchase 25,000 shares of Common Stock will be issued by Synergx in consideration for the equity interests in Tech.

The impact of the consummation of the investment in Tech will be to increase the issued and outstanding number of shares of Common Stock to 2,099,425, without the exercise of warrants, and 2,124,425 if the warrants are fully exercised.

The shares of Common Stock to be issued upon the closing of the transactions and the shares of Common Stock underlying the warrants will be identical in rights, privileges and preferences to those shares of the Registrant's Common Stock already issued and outstanding.

The shares of Common Stock issuable in the transaction described above, and the shares of Common Stock underlying the warrants to be issued, will be entitled to one -time "piggyback" registrations rights whereby Synergx will include such shares in any registration statement it files with the Securities and Exchange Commission. Synergx may consider the filing of a registration statement to register these shares and others previously issued with similar rights.


THERE CAN BE NO ASSURANCE THAT THE INVESTMENT DESCRIBED IMMEDIATELY ABOVE WILL BE CONSUMMATED OR THAT SAID INVESTMENT WILL PROVE TO BE PROFITABLE TO SYNERGX. THIS INVESTMENT IS SUBJECT TO THE COMPLETION OF A DUE DILIGENCE INVESTIGATION TO THE SATISFACTION OF SYNERGX, AND THE NEGOTIATION AND EXECUTION OF DEFINITIVE DOCUMENTATION SATISFACTORY TO SYNERGX; UNTIL SAID INVESTIGATION AND DEFINITIVE DOCUMENTATION IS COMPLETED AND EXECUTED, SYNERGX'S BOARD OF DIRECTORS RETAINS THE RIGHT TO WITHDRAW FROM THE TRANSACTION.

                                   PROPOSAL 3

              INVESTMENT IN 25% OF THE CLASS B PARTICIPATING UNITS
                          OF RE:PORT BUSINESS SOLUTIONS

The affirmative vote of the holders of a majority of the Shares as of the record date is required for the approval of the investment in 25% of the Class B Participating Units of Re:Port Business Solutions ("Re:Port").

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION THEREOF.


Investment                        25% Class B Participating Units
--------------------------------------------------------------------------------
                                  175,000 shares of Common Stock
Consideration                     25,000 warrants exercisable for 24 months at
                                    $2.00 per share
--------------------------------------------------------------------------------


Terms of the Transaction

Nafund has entered into an agreement with NSC Holdings Inc.("NSCH"), a Toronto based financial services group, to form Re:Port as an operating partnership. Re:Port will provide software to the independent international investment counseling, portfolio management and brokerage community. Located in Toronto, Ontario, Re:port software will link external or outsourced trading, custodian, broker and bank systems to internal diverse security and asset management system and contact information systems and electronic filing and documentation systems. Utilizing the software and systems it is developing which will be scaleable and able to provide cost-effective solutions, Re:Port will offer the types of back office services that have previously been available only to the largest investment counselors and money managers.

In exchange for its investment of Cdn$1,750,000, Nafund will own 100% of the "A" Units representing the preferred cash flow of Re:Port and 50% of the "B" Units representing the residual business equity interests. In exchange for (i) 175,000 shares of Common Stock and (ii) warrants to purchase 25,000 shares of Common Stock at $2.00 per share for 24 months, Synergx will acquire 25% of the Class B Participating Units from Nafund. Nafund will retain 25% of the Class B Units with the balance to be held by NSCH. All free cash flow of Re:Port shall go to redeem the Class A Units plus a cumulative return of 6.25% per quarter. Class B Units will receive distributions of all free cash flow after the Class A Units are redeemed, subject to Re:Port retaining sufficient capital for liquidity.

NSCH will enter into a contract with Re:Port pursuant to which Re:Port will earn fees based on a combination of per transaction cost and fixed monthly amount. Re:Port will be the sole provider of trading, research information and technological services solutions to NSCH. Re:Port will pay NSCH a management fee of 20% of gross revenues subject to maintaining minimum preferred cash flow on the Class A Units which funds will be used by NSCH to market Re:Port's services to other firms. Re:Port will have a secured fixed charge on all of NSCH's assets to secure payments (subject to bank loans). Nafund will have a secured charge on all assets of Re:Port's (subject to bank loans) to secure the preferred cash flows on the Class A Units. Re:Port and Nafund will have the benefit of various affirmative and negative covenants by NSCH.

The reason this transaction is being presented for the approval of Stockholders is because two Directors of Synergx, Messrs. Litwin and Dalrymple, are Directors of Nafund. Moreover, Mr. Litwin is the president of Nafund and Mr. Dalrymple is on its investment advisory board (but hold no ownership interest in Nafund). In addition, Mr. Dalrymple is the principal of NSCH. Messrs. Litwin and Dalrymple recused themselves from the vote by the Board of Directors.

Synergx feels the investment in Re:Port is a significant financial opportunity in data communication and is synergistic to its other communication products and services inasmuch as Re:Port will focus on marketing to the tech/operation units of financial firms including hedge funds, investment banks, clearing firms, money management firms, trust companies which are significant purchasers of the types of sophisticated security, audio-visual, life safety and communication products, systems and services marketed by Synergx.

Synergx may hold its interest in Re:Port in one or more Canadian or US subsidiaries or a Canadian partnership organized with Nafund.

Re:Port is a new entity to be organized with all the commensurate risks. There are no historical financial statements for Re:Port or any predecessor business. There can be no assurance that Re:Port and/or Synergx's investment in Re:Port will be successful or retain or enhance value.

A total of 175,000 shares of Common Stock and warrants to purchase 25,000 shares of Common Stock will be issued by Synergx in consideration for the equity interests in Re:Port.

The impact of the consummation of the investment in Re:Port will be to increase the issued and outstanding number of shares of Common Stock to 2,049,425, without the exercise of warrants, and 2,074,425 if the warrants are fully exercised.

The shares of Common Stock to be issued upon the closing of the transactions and the shares of Common Stock underlying the warrants will be identical in rights, privileges and preferences to those shares of the Registrant's Common Stock already issued and outstanding.

The shares of Common Stock issuable in the transaction described above, and the shares of Common Stock underlying the warrants to be issued, will be entitled to one -time "piggyback" registrations rights whereby Synergx will include such shares in any registration statement it files with the Securities and Exchange Commission. Synergx may consider the filing of a registration statement to register these shares and others previously issued with similar rights.


THERE CAN BE NO ASSURANCE THAT THE INVESTMENT DESCRIBED IMMEDIATELY ABOVE WILL BE CONSUMMATED OR THAT SAID INVESTMENT WILL PROVE TO BE PROFITABLE TO SYNERGX. THIS INVESTMENT IS SUBJECT TO THE COMPLETION OF A DUE DILIGENCE INVESTIGATION TO THE SATISFACTION OF SYNERGX, AND THE NEGOTIATION AND EXECUTION OF DEFINITIVE DOCUMENTATION SATISFACTORY TO SYNERGX; UNTIL SAID INVESTIGATION AND DEFINITIVE DOCUMENTATION IS COMPLETED AND EXECUTED, SYNERGX'S BOARD OF DIRECTORS RETAINS THE RIGHT TO WITHDRAW FROM THE TRANSACTION.




                                 PROPOSAL NO. 4
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors of Synergx selected Marcum & Kliegman LLP as auditors for the fiscal year ending September 30, 2003, subject to stockholder approval by ratification. Marcum & Kliegman LLP has been since September 2000, the independent auditors for Synergx. A representative of Marcum & Kliegman LLP is expected to be present at the Annual Meeting, at which time he or she will be afforded an opportunity to make a statement, and will be available to respond to questions.

     The Board of Directors of Synergx may, in its discretion, direct appointment of new independent auditors at any time during the fiscal year if the Board believes such change would be in the best interests of Synergx and its stockholders. No such change is anticipated.

     The Board of Directors of Synergx recommends a vote FOR the ratification of Marcum & Kliegman LLP for the fiscal year ending September 30, 2003.

                                 OTHER BUSINESS

     The proxy confers discretionary authority on the proxies with respect to any other business which may come before the Annual Meeting. The Board of Directors of Synergx knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy properly come before the meeting, unless the contrary is indicated.


                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 2004 Annual Meeting of Synergx Stockholders must be received by the close of business on December 23, 2003 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals should be addressed to: Corporate Secretary, Synergx Systems Inc., 209 Lafayette Drive, Syosset, NY 11791

SHARES                            SYNERGX SYSTEMS INC.             PROXY NO.
                  209 Lafayette Drive, Syosset, New York 11791

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Daniel S. Tamkin and Dennis P. McConnell as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse hereof, all shares of common stock of Synergx Systems Inc. ("Synergx") held of record by the undersigned on February 27, 2003 at the annual meeting of stockholders of Synergx to be held on March 26, 2003 or any adjournments thereof. The undersigned hereby revokes any proxies heretofore given to vote said shares.

     The undersigned hereby acknowledges receipt of Synergx's Annual Report for 2002 and of the Notice of Annual Meeting of Stockholders and attached Proxy Statement dated February 28, 2003.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

                    Please sign exactly as your name appears to the left hereof. When signing as corporate officer, partner, attorney, administrator, trustee or guardian, please give your full title as such.

                                            Dated                        , 2003

                                            Authorized Signature

     Title Please mark boxes on reverse hereof in blue or black ink. Please date, sign and return this Proxy Card promptly using the enclosed envelope. -
-------------------------------------------------------------------------------


1. Election of Directors. For all nominees o Withhold Authority o listed below (except as to vote for all nominees marked to the contrary listed below below)

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

   Daniel S. Tamkin      Dennis P. McConnell    Henry Schnurbach   Joseph Vitale

   John A. Poserina      Mark I. Litwin         J. Ian Dalrymple

2. To ratify the investment in Avante Technology Partners

         For o               Against o           Abstain o

3. To ratify the investment in Re:Port Business Solutions

         For o               Against o           Abstain o

4. To ratify the appointment of Marcum & Kliegman LLP as independent public accountants for Synergx for the fiscal year ending September 30, 2003.

         For o               Against o           Abstain o